UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2022

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	EXPR	The New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2022, Mr. Satish Mehta was appointed to the Board of Directors (the “Board”) of Express, Inc. (the “Company”) as a Class I director. In connection with this appointment, the Board increased the size of the Board from nine to ten directors.

Mr. Mehta will be entitled to the Company's standard non-employee director compensation arrangements including an annual cash retainer equal to $80,000 and a grant of restricted stock units having a value of $130,000 on the date of grant that will vest on June 15, 2023, each prorated based on the number of days that remain in the 12-month period beginning on the date of the Company’s most recent Annual Meeting of Stockholders and ending on the first anniversary thereof. In addition, Mr. Mehta has entered into the Company's standard indemnification agreement for directors, which has been filed as an exhibit to the Current Report on Form 8-K filed by the Company on August 3, 2016. The Board has determined that Mr. Mehta is an independent director under applicable Securities and Exchange Commission and New York Stock Exchange rules. There are no arrangements or understandings between Mr. Mehta and any other person pursuant to which he was selected to serve on the Board, and there are no relationships between Mr. Mehta and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company's press release announcing the appointment of Mr. Mehta to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Indemnification Agreement (incorporated by reference from Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2016).
99.1	Press Release of Express, Inc., dated December 1, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: December 1, 2022	/s/ Laurel Krueger
Laurel Krueger
Chief Legal Officer and Secretary